EXHIBIT 10.3

                               [GRAPHIC OMITTED]

              2200 W Cypress Creek Rd., Fort Lauderdale, FL 33309,
                   954-351-2120 ext. 7402, Fax: 954-351-8823

ADVERTISER:    eDiets.com
               Ronald Caporale
               3467 Hillsboro Blvd., Suite 2
               Deerfield Beach FL, 33442
               Phone: 954-360-9022 Fax: 954-360-9095 email: rcaporale@ediets.com


TRACKING TO:   Ronald Caporale, Kendall Goodrich, 954-360-9022
               rcaparole@ediets.com, kgoodrich@ediets.com

CREATIVE CONTACT: Kendall Goodrich, 954-360-9022

PROGRAM DETAILS:
----------------
Flighting: April 1, 2001 - March 31, 2002
Net Cost: [_________]

CBS SportsLine.com to provide:

     o 12,000 Sign-ups to the ediets.com product (either the monthly rate or the one-time flat fee rate) over the term of the contract. Sign-up is defined by a processed (and approved) credit card. CBS SportsLine.com will exercise the right to place media and promotions wherever deemed necessary, within the SportsLine.com network, to achieve agreed upon sign ups.

     o Sweepstakes: CBS SportsLine.com will create, host and maintain two (2) Enter-to-Win Sweepstakes. eDiets.com will provide mutually acceptable prizes.

Ediets.com to provide:
     o eDiets.com will track all creative and sign-ups. eDiets.com will provide CBS SportsLine.com with weekly tracking reports.

SPECIAL INSTRUCTIONS:
---------------------
Payment Terms: [_______] net due April 30, 2001. Remainder billed monthly. Payment due upon receipt of invoice.
     o    E-mail tracking information/request to reports@sportsline.com
     o Send high quality logo and all other sponsorship elements to sponsorship@sportsline.com
     o Cancellation: Both eDiets.com and CBS SportsLine.com reserve the right to cancel with sixty days written notice.

SALESPERSON: Tiffany Boccuzzo

ADVERTISER'S SIGNATURE /s/ Ronald Caporale                        DATE  3/21/01
                       ---------------------------------------        ----------


SPORTSLINE USA, INC. /s/ Tom Arrix                                DATE
                    ------------------------------------------        ----------
                         Tom Arrix, VP Sales

SPORTSLINE USA, INC. /s/ Bruce Jaret                              DATE  3/14/01
                    ------------------------------------------        ----------
                         Bruce Jaret, VP Sales Services
                           and Operations